Changes in accounting policies	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Changes in accounting policies
3.	Changes in accounting policies

The significant accounting policies applied by the Group in these consolidated financial statements are the same for all periods presented, except for the changes in accounting policies described below.

(1)    IFRS 15, Revenue from Contracts with Customers

IFRS 15, Revenue from Contracts with Customers, establishes a comprehensive framework for determining whether, how much and when revenue is recognized. IFRS 15 replaced the revenue recognition guidance, including IAS 18, Revenue, IAS 11, Construction Contracts, SIC 31, Revenue: Barter Transactions Involving Advertising Services, International Financial Reporting Interpretations Committee (“IFRIC”) 13, Customer Loyalty Programs, IFRIC 15, Agreements for the Construction of Real Estate, and IFRIC 18, Transfers of Assets from Customers.

The Group has initially applied IFRS 15, Revenue from Contracts with Customers, from January 1, 2018 using the cumulative effect method with the effect of initially applying this standard as an adjustment to the opening balance of retained earnings as at January 1, 2018. The Group applied IFRS 15 only to contracts that were not completed at the date of initial application, which is January 1, 2018 using the practical expedient permitted by IFRS 15.

1)    Identification of performance obligations in the contract

A substantial portion of the Group’s revenue is generated from providing wireless telecommunications services. IFRS 15 requires the Group to evaluate goods or services promised to customers to determine if there are performance obligations other than wireless telecommunications service that should be accounted for separately. In the case of providing a wireless telecommunications service and selling a handset together to one customer, the Group allocates considerations from the customer between handset sales revenue and wireless telecommunications service revenue. The handset sales revenue is recognized when handset is delivered and the wireless telecommunications service revenue is recognized as revenue over the period of the contract term as stated in the subscription contract.

The Group also determined that pursuant to IFRS 15, the installation service provided with the fixed-line telecommunication services is not distinct from the related fixed-line telecommunication services such as high speed broadband Internet or Internet Protocol TV (IPTV) services. Therefore, the Group concluded that the installation service and related fixed-line telecommunication service together represents one performance obligation. Therefore, installation fee is recognized as revenue over the contract term in which the Group has to provide fixed-line telecommunication services. The Group recognized ￦23,063 million as contract liability on the consolidated statement of financial position as of January 1, 2018 due to such change in the accounting policies.

2)    Allocation of the transaction price to each performance obligations

In accordance with IFRS 15, the Group allocates the transaction price of a contract to each performance obligation on a relative stand-alone selling price basis. The Group uses “adjusted market assessment approach” method for estimating the stand-alone selling price of a good or service. However, in some circumstances, the Group uses ‘expected cost plus a margin’ approach.

In the case of providing a telecommunications service and selling a handset together to one customer, the Group allocates the transaction price based on relative stand-alone selling prices. As a result of applying IFRS 15, the Group recognized ￦112,690 million and ￦30,363 million of considerations allocated to handset sales revenue as contract assets and long-term contract assets, respectively, at January 1, 2018.

3)    Incremental costs to acquire a contract

The Group pays commissions to its retail stores and authorized dealers in connection with acquiring service contracts. The commissions paid to these parties historically were expensed as incurred and recognized as operating expenses. These commissions would not have been paid if there have been no binding contracts with subscribers. IFRS 15 requires the Group to capitalize certain costs associated with commissions paid to obtain new customer contracts and amortize them over the expected contract periods with customers that were calculated based on the Group’s historical subscriber churn rate. The Group identifies units for recognizing and amortizing incremental costs of obtaining contracts by service. As a result of applying IFRS 15, the Group recognized ￦1,695,704 and ￦693,393 million of prepaid expenses and long-term prepaid expenses respectively as at the date of initial application, January 1, 2018

4)    Presentation of contract liability

Under IFRS 15, the Group reclassified the receipts in advance and unearned revenue amounting to ￦109,555 million that are related to prepaid rate plans and customer loyalty program to contract liabilities as at January 1, 2018.

5)    Impact of adopting IFRS 15 on the consolidated financial statements

If the previous standards were applied to the Group’s consolidated statement of financial position as of December 31, 2018, prepaid expenses and long-term prepaid expenses would have been decreased by ￦1,577,992 million and ￦799,607 million, respectively, and contract assets and long-term contract assets would have been decreased by ￦90,072 million and ￦43,821 million. As a result, total assets would have been decreased by ￦2,503,025 million with ￦8,467 million increase in deferred tax assets. In addition, contract liabilities, long-term contract liabilities and deferred tax liabilities would have been decreased by ￦140,711 million, ￦43,102 million and ￦664,240 million, respectively, while other liabilities such as receipts in advance and unearned revenue would have been increased by ￦156,880 million. As a result, total liabilities would have been decreased by ￦691,173 million. In relation to these changes in assets and liabilities, retained earnings and capital surplus and others would have been decreased by ￦1,811,780 million, ￦4,596 million respectively. Non-controlling interests would have been increased by ￦4,524 million.

If the previous standards were applied to the Group’s consolidated statement of income for year ended December 31, 2018, revenues, advertising expenses and commission expenses would have been increased by ￦85,801 million, ￦51,204 million and ￦12,714 million respectively, for which the total operating expenses would have been increased by ￦66,137 million resulting in operating profit and profit before income tax to be increased by ￦19,664 million. As a result, profit for the year would have been increased by ￦88,197 million with decrease in income tax expense of ￦68,533 million.

The adoption of IFRS 15 did not have a material impact on the Group’s consolidated statement of cash flows for the year ended December 31, 2018.

(2)    IFRS 9, Financial Instruments

IFRS 9 sets out requirements for recognizing and measuring financial assets, financial liabilities and some contracts to buy or sell non-financial items. This standard replaces IAS 39, Financial Instruments: Recognition and Measurement. The Group adopted IFRS 9, Financial Instruments, from January 1, 2018, and the Group has taken an exemption not to restate the consolidated financial statements for prior years with respects to transition requirements.

The following table explains the impact of transition to IFRS 9 on the opening balance of reserves and retained earnings as at January 1, 2018.

(In millions of won)
	Reserves		Retained earnings
Reclassification of available-for-sale financial assets to financial assets at fair value through profit or loss(“FVTPL”)	￦	(5,336)	947
Reclassification of available-for-sale financial assets to financial assets at fair value through other comprehensive income (“FVOCI”)		(84,881)	90,322
Recognition of loss allowances on accounts receivable — trade and others		—	(13,049)
Related income tax		21,413	(18,194)

	￦	(68,804)	60,026

1)    Classification of financial assets and financial liabilities

IFRS 9 largely retains the existing requirements in IAS 39 for the classification and measurement of financial liabilities. However, it eliminates the previous IAS 39 categories for financial assets of held-to-maturity, available-for-sale, and loans and receivables.

Under IFRS 9, on initial recognition, a financial asset is classified as measured at: amortized cost; FVOCI-debt investment; FVOCI-equity investment; or FVTPL. The classification of financial assets under IFRS 9 is generally based on the business model in which a financial asset is managed and its contractual cash flow characteristics. If a contract contains embedded derivatives and the host is an asset within the scope of IFRS 9, then such embedded derivatives are not separated.

A financial asset is measured at amortized cost if it meets both of the following conditions and is not designated as at FVTPL:

•	it is held within a business model whose objective is to hold assets to collect contractual cash flow; and

•	its contractual terms give rise to cash flows that are solely payments of principal and interest on the principal amount outstanding on specified dates.

A debt investment is measured at FVOCI if it meets both of the following conditions and is not designated as at FVTPL:

•	it is held within a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets; and

•	its contractual terms give rise to cash flows that are solely payments of principal and interest on the principal amount outstanding on specified dates.

On initial recognition of an equity investment that is not held for trading, the Group may irrevocably elect to present subsequent changes in the investment’s fair value in other comprehensive income (“OCI”). This election is made on an investment-by-investment basis.

All financial assets not classified as measured at amortized cost or FVOCI as described above are measured at FVTPL. These include all derivative financial assets. On initial recognition, the Group may irrevocably designate a financial asset that otherwise meets the requirements to be measured at amortized cost or FVOCI as at FVTPL if doing so eliminates or significantly reduces an accounting mismatch that would otherwise arise.

A financial asset (unless it is an account receivable — trade without a significant financing component that is initially measured at the transaction price) is initially measured at fair value plus, for an item not at FVTPL, transaction costs that are directly attributable to its acquisition.

The following accounting polices apply to the subsequent measurement of financial assets.

Financial assets at FVTPL	These assets are subsequently measured at fair value. Net gains and losses, including any interest or dividend income, are recognized in profit or loss.

Financial assets at amortized cost	These assets are subsequently measured at amortized cost using the effective interest method. The amortized cost is reduced by impairment losses. Interest income, foreign exchange gains and losses and impairment are recognized in profit or loss. Any gain or loss on derecognition is recognized in profit or loss.

Debt investments at FVOCI	These assets are subsequently measured at fair value. Interest income calculated using the effective interest method, foreign exchange gains and losses and impairment are recognized in profit or loss. Other net gains and losses are recognized in OCI. On derecognition, gains and losses accumulated in OCI are reclassified to profit or loss.

Equity investments at FVOCI	These assets are subsequently measured at fair value. Dividends are recognized as income in profit or loss unless the dividend clearly represents a recovery of the cost of the investment. Other net gains and losses are recognized in OCI and are never reclassified to profit or loss.

The following table explains the original measurement categories under IAS 39 and the changes in measurement categories under IFRS 9 for each class of the Group’s financial assets as at the date of initial application, January 1, 2018:

(In millions of won)
	Original classification under IAS 39	New classification under IFRS 9	Original carrying amount under IAS 39		New carrying amount under IFRS 9	Difference
Short-term financial assets:
Cash and cash equivalents	Amortized cost	Amortized cost	￦	1,457,735	1,457,735	—
Short-term financial instruments	Amortized cost	Amortized cost		616,780	616,780	—
Short-term investment securities(*1)	Available-for-sale	FVTPL		47,383	47,383	—
Short-term investment securities	Designated as at FVTPL	FVTPL		97,003	97,003	—
Accounts receivable — trade	Amortized cost	Amortized cost		2,126,007	2,113,057	(12,950)
Short-term loans	Amortized cost	Amortized cost		62,830	62,830	—
Accounts receivable — other(*3)	Amortized cost	FVTPL		830,321	830,321	—
Accounts receivable — other	Amortized cost	Amortized cost		430,514	430,415	(99)
Accrued revenue	Amortized cost	Amortized cost		3,979	3,979	—
Guarantee deposits	Amortized cost	Amortized cost		3,927	3,927	—

				5,676,479	5,663,430	(13,049)

Long-term financial assets:
Long-term financial instruments	Amortized cost	Amortized cost		1,222	1,222	—
Long-term investment securities(*1)	Available-for-sale	FVTPL		173,394	169,005	(4,389)
Long-term investment securities(*2)	Available-for-sale	FVOCI		713,613	719,054	5,441
Long-term accounts receivable — trade	Amortized cost	Amortized cost		12,748	12,748	—
Long-term loans	Amortized cost	Amortized cost		50,874	50,874	—
Long-term accounts receivable — other(*3)	Amortized cost	FVTPL		243,742	243,742	—
Long-term accounts receivable — other	Amortized cost	Amortized cost		43,306	43,306	—
Guarantee deposits	Amortized cost	Amortized cost		292,590	292,590	—
Derivative financial assets	Derivatives hedging instrument	Derivatives hedging instrument		21,902	21,902	—
Derivative financial assets(*1)	Designated as at FVTPL	FVTPL		231,311	9,054	(222,257)
Long-term investment securities(*1)	Designated as at FVTPL	FVTPL		—	222,257	222,257

				1,784,702	1,785,754	1,052

			￦	7,461,181	7,449,184	(11,997)

(*1)	As of January 1, 2018, available-for-sale financial assets such as beneficiary certificates and equity investments amounting to ￦205,435 million were reclassified to financial assets measured at FVTPL. In addition, as derivatives embedded in contracts where the host is a financial asset in the scope of IFRS 9 are never separated, the available-for-sale financial assets related to the redeemable convertible preferred shares of ￦15,342 million and the related derivative financial assets of ￦222,257 million were reclassified to financial assets measured at FVTPL which were not designated as financial assets measured at amortized cost as the contractual terms of these assets do not give rise to cash flows that are solely payments of principal and interest on the principal amount outstanding on specified dates. As a result of this reclassification, as at January 1, 2018, accumulated OCI of ￦5,336 million was reclassified to retained earnings, and due to its reclassification to financial assets measured at FVTPL, retained earnings was decreased by ￦4,389 million in relation to fair value measurement. In addition, change in the fair value of these financial assets of ￦1,984 million was recognized in profit before income tax during the year ended December 31, 2018.

(*2)	As of January 1, 2018, available-for-sale financial assets such as marketable equity instruments amounting to ￦713,613 million were reclassified to equity investments at FVOCI and debt instrument at FVOCI of ￦713,399 million and ￦214 million, respectively. As a result of this reclassification, as at January 1, 2018, retained earnings of ￦ (-)90,322 million was reclassified to accumulated OCI and accumulated OCI was increased by ￦5,441 million due to the fair value measurement of financial assets which were stated at cost under IAS 39. The Group designated equity instruments that are not held for trading as FVOCI on initial application of IFRS 9 with no subsequent recycling of amounts from OCI to profit and loss.

(*3)	As of January 1, 2018, accounts receivable — other of ￦1,074,063 million were reclassified to financial assets at FVTPL. Upon the initial application of IFRS 9, the Group reclassified the debt instruments to financial assets at FVTPL whose objectives of the business model are not achieved both by collecting contractual cash flows and selling financial assets. There was no material impact on retained earnings as at January 1, 2018 as the fair values of these debt instruments were not significantly different from the carrying amounts as of December 31, 2017.

2)    Impairment of financial assets

IFRS 9 sets out the ‘expected credit loss’ (ECL) impairment model which replaces the ‘incurred loss’ model under IAS 39 for recognizing and measuring impairment. The new impairment model applies to financial assets measured at amortized cost, contract assets and debt investments at FVOCI, but not to investments in equity instruments. Under IFRS 9, credit losses are recognized earlier than under IAS 39.

ECL is a probability-weighted estimate of credit losses. Credit losses are measured as the present value of all expected cash shortfalls (i.e. the difference between the cash flows due to the entity in accordance with the contract and the cash flows that the Group expects to receive).

At each reporting date, the Group assesses whether financial assets carried at amortized cost and debt securities at FVOCI are credit-impaired. A financial asset is ‘credit-impaired’ when one or more events that have a detrimental impact on the estimated future cash flows of the financial asset have occurred.

Loss allowance on financial assets measured at amortized cost is deducted from the carrying amount of the respective assets, while loss allowance on debt instruments at FVOCI is recognized in OCI, instead of reducing the carrying amount of the assets.

3)    Hedge accounting

Upon initial application of IFRS 9, the Group elected to apply hedge accounting requirements under IFRS 9. The Group designates derivatives such as currency swaps as hedging instruments to hedge the risk of variability in cash flows associated with the foreign currency debentures and borrowings. As the Group’s hedging instruments as of January 1, 2018 satisfy the hedge requirements of retrospective testing (80~125%) under IAS 39, there is no material effect of applying IFRS 9.

(3)    The following table explains the impacts of adopting IFRS 15 and 9 on the Group’s statement of financial position as of January 1, 2018.

(In millions of won)
	December 31, 2017		Adjustments		January 1, 2018
	As reported		IFRS 15	IFRS 9	Restated
Current Assets:	￦	6,201,799	1,804,080	(13,049)	7,992,830
Accounts receivable — trade, net		2,126,007	(4,314)	(12,950)	2,108,743
Accounts receivable — other, net		1,260,835	—	(99)	1,260,736
Prepaid expenses		197,046	1,695,704	—	1,892,750
Contract assets		—	112,690	—	112,690
Others		2,617,911	—	—	2,617,911
Non-Current Assets:		27,226,870	718,898	1,052	27,946,820
Long-term investment securities		887,007	—	223,309	1,110,316
Long-term prepaid expenses		90,834	693,393	—	784,227
Long-term contract assets		—	30,363	—	30,363
Deferred tax assets		88,132	(4,858)	—	83,274
Long-term derivative financial assets		253,213	—	(222,257)	30,956
Others		25,907,684	—	—	25,907,684

Total Assets	￦	33,428,669	2,522,978	(11,997)	35,939,650

Current Liabilities:		7,109,123	12,485	—	7,121,608
Provisions		52,057	(215)	—	51,842
Contract liabilities		—	114,284	—	114,284
Receipts in advance		161,266	(161,266)	—	—
Unearned revenue		175,732	(175,732)	—	—
Withholdings		961,501	235,414	—	1,196,915
Others		5,758,567	—	—	5,758,567
Non-Current Liabilities:		8,290,351	610,444	(3,219)	8,897,576
Long-term contract liabilities		—	19,100	—	19,100
Long-term unearned revenue		7,052	(7,052)	—	—
Other non-current liabilities		44,094	(919)	—	43,175
Deferred tax liabilities		978,693	599,315	(3,219)	1,574,789
Others		7,260,512	—	—	7,260,512

Total Liabilities	￦	15,399,474	622,929	(3,219)	16,019,184

Share capital		44,639	—	—	44,639
Capital surplus and others		196,281	—	—	196,281
Retained earnings		17,835,946	1,900,049	60,026	19,796,021
Reserves		(234,727)	—	(68,804)	(303,531)
Non-controlling interests		187,056	—	—	187,056

Total Shareholders’ Equity	￦	18,029,195	1,900,049	(8,778)	19,920,466

Total Liabilities and Shareholders’ Equity	￦	33,428,669	2,522,978	(11,997)	35,939,650